                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             08/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms2                                WEIGHTED AVERAGE PC RATE:    6.37534%
POOL NUMBER:  Group 1 = 1833, 1834, 1835
____________________________________________________________________________________________

ISSUE DATE:  03/27/2002
CERTIFICATE BALANCE AT ISSUE:    $818,041,628.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    1810                         $785,045,382.21
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $1,176,257.95
Unscheduled Principal Collection/Reversals                           $218,103.01
Liquidations-in-full                                      56      $24,017,470.62
Net principal Distributed                                         $25,411,831.58    ($25,411,831.58)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       1754                         $759,633,550.63

SCHEDULED INTEREST AT MORTGAGE RATE:                               $4,513,951.26

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $342,433.88

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $29,583,348.96

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             08/2002 DISTRIBUTION REPORT

SERIES:  wamms 2002-ms2                                WEIGHTED AVERAGE PC RATE:    6.37534%
POOL NUMBER:  Group 1 = 1833, 1834, 1835
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $25,411,831.58     $4,171,517.38             $0.00     $4,171,517.38             $0.00    $29,583,348.96

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $8,180,416.00             $0.00             $0.00             $0.00     $8,180,416.00
Bankruptcy Bond
   Single-Units           $147,009.00             $0.00             $0.00             $0.00       $147,009.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $16,360,832.00             $0.00             $0.00             $0.00    $16,360,832.00

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   10      $3,956,637.58         0              $0.00         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class CB1, CB2, CB3, CB4,
CB5, CB6 Certificates immediately after the principal and interest distribution on 08/25/2002 are as follows:

                Class       Class Principal Balance
                CB1                $9,338,547.44
                CB2                $4,466,261.21
                CB3                $3,248,190.16
                CB4                $1,218,071.06
                CB5                $1,218,071.06
                CB6                $1,624,100.19
                              __________________
                Total             $21,113,241.13
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of July 31, 2002):

SERIES:  2002-ms2               POOL NUMBER:  Group 1 = 1833, 1834, 1835

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $759,633,550.63**        $3,956,637.58***        $3,956,637.58***
Number:                         1814                     10                      10
% of Pool:                    100.00%                  0.52%                   0.52%
(Dollars)
% of Pool:                    100.00%                  0.55%                   0.55%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:                $0.00***                $0.00***                $0.00***
Number:                           0                       0                       0
% of Pool:                    0.00%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.00%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all August 01, 2002 scheduled payments and July 01, 2002 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
July 31, 2002.

Trading Factor, calculated as of distribution date : 0.92860012.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including August 01, 2002, and unscheduled prepayments in months prior to August ) can be calculated.